                                                                    EXHIBIT 10.3

                 MODIFICATION AND LEASE EXTENSION AGREEMENT

       This MODIFICATION AND LEASE EXTENSION AGREEMENT ("Agreement") made and entered into this first day of April, 1996 by and between LAWRENCE R. GAMER, individually, and KATHLEEN J. HOOPER, individually, hereinafter "Lessor" and CLEWISTON NATIONAL BANK, a National Banking Association existing under the laws of the United States of America, hereinafter "Lessee," with both Lessor and Lessee sometimes being collectively referred to as the "Parties."

                            W I T N E S S E T H:

       WHEREAS, EARL R. GAMER, predecessor in interest to LAWRENCE R. GAMER and KATHLEEN J. HOOPER, entered a certain written Lease dated April 1, 1981 between EARL R. GAMER and CLEWISTON NATIONAL BANK, a true copy of which is attached hereto and incorporated herein by reference as EXHIBIT "A", hereinafter the "Original Lease," for the Lease premises described therein and;

       WHEREAS, the Parties are desirous of modifying the Original Lease and have mutually agreed to modify the terms thereof in the manner hereafter stated and upon the terms and conditions hereafter set forth.

       NOW, THEREFORE, for value received and in consideration of the mutual covenants herein contained and in consideration of the sum of Ten Dollars ($10.00) this day paid by each of the Parties to the other, the receipt and sufficiency of which is acknowledged, the Parties mutually covenant and agree as follows:

       20.    All matters hereinabove are true and correct.

       21. Provided that the Lessee executes this instrument, all rental obligations under the Original Lease shall be satisfied as of March 31, 1996 and Lessee has no obligation for any unpaid rents accruing prior to March 31, 1996.

       22. Effective April 1, 1996, the monthly rent payable by Lessor to Lessee shall be ONE THOUSAND ONE HUNDRED AND NO/100 ($1,100.00) DOLLARS per month, plus applicable sales and use tax as imposed by any governmental authority. The current monthly rental installment of ONE THOUSAND ONE HUNDRED SEVENTY-SEVEN ($1,177.00) DOLLARS, inclusive of applicable tax, shall be made current upon the execution hereof with Lessee paying the balance of TWO HUNDRED FOURTEEN AND NO/100 ($214.00) DOLLARS on account of the monthly rental installment owed for April 1, 1996. The rent payable by Lessor to Lessee shall be a fixed rent during the Lease term from April 1, 1996 up to and including March 31, 20001 and there shall be no consumer price increase applicable or payable. In addition, Lessee shall pay the real property and drainage taxes and provide insurance as well as perform all other covenants and undertakings contained in the Original Lease.

       23. As additional consideration for the execution of this Agreement, Lessee agrees that the obligations created hereby shall be expressly assumed by any successor of Lessee, by merger or otherwise, to ensure that Lessor gets the benefit of the five (5) year term herein granted to Lessee upon the terms and conditions herein stipulated.

       24. All rent payable and notices given under this Lease to Lessor shall be at 308 Lucerne Avenue, Lake worth, Florida 33460.

       25. Lessor and Lessee reaffirm all of the obligations set forth in the Original Lease, except to the extent herein modified and agree to perform each and all of the covenants, agreements and obligations in the Original Lease.

       26. Except as specifically set forth and provided herein, each and every one of the terms, conditions, covenants and stipulations of the Original Lease shall remain in full force and effect.

       27. This instrument may be executed in one or more counterparts, each one of which shall be deemed an original. This instrument shall bind the Parties and inure to the benefit of their heirs, personal representatives, and assigns.

       IN WITNESS THEREOF, the Parties by these presents have executed this Agreement by subscribing their names and affixing their seal the date and year first above written.

TWO WITNESSES REQUIRED AS
TO EACH:
                                           /s/ Lawrence R. Gamer
--------------------------                 ------------------------------------
                                           Lawrence R. Gamer
--------------------------





                                           /s/ Kathleen J. Hooper
--------------------------                 ------------------------------------
                                           Kathleen J. Hooper
--------------------------

                                             CLEWISTON NATIONAL BANK



--------------------------------
                                             By:     /s/ John H. Holmes
--------------------------------                  ---------------------------
                                                   President


STATE OF FLORIDA         )
                            SS.:
COUNTY OF PALM BEACH     )

       BEFORE ME, the undersigned authority, personally appeared LAWRENCE R. GAMER who is personally known to me or has produced Florida Driver's License No. ______________ as identification and who did (did not) take an oath and, after being duly cautioned and sworn, deposes and says that the information contained in the above MODIFICATION AND LEASE EXTENSION AGREEMENT is true and correct to the best of his knowledge and belief.

       Sworn to and subscribed before me this 25th day of April, 1996.

                                                        /s/ Elaine Smith
                                                     ---------------------------
                                                     Notary Public
                                                     State of Florida
                                                     My commission expires:
                                                     My commission number:

STATE OF OREGON         )
                                SS.:
COUNTY OF CLACKAMAS     )

       BEFORE ME, the undersigned authority, personally appeared KATHLEEN J. HOOPER who is personally known to me or has produced Oregon Driver's License No. 3500863 as identification and who did (did not) take an oath and, after being duly cautioned and sworn, deposes and says that the information contained in the above MODIFICATION AND LEASE EXTENSION AGREEMENT is true and correct to the best of his knowledge and belief.

       Sworn to and subscribed before me this 2nd day of May, 1996.

                                                     /s/ Julie M. Howland
                                                     ---------------------------
                                                     Notary Public
                                                     State of Oregon
                                                     My commission expires:
                                                     My commission number:

STATE OF FLORIDA    )
                       SS.:
COUNTY OF HENDRY    )

       BEFORE ME, the undersigned authority, personally appeared JOHN H. HOLMES, President of CLEWISTON NATIONAL BANK who is personally known to me or has produced Florida Driver's License No. ______________ as identification and who did (did not) take an oath and, after being duly cautioned and sworn, deposes and says that the information contained in the above MODIFICATION AND LEASE EXTENSION AGREEMENT is true and correct to the best of his knowledge and belief.

         Sworn to and subscribed before me this 12th day of June, 1996.

                                                     /s/ Nanette M. Schmiedeberg
                                                     ---------------------------
                                                     Notary Public
                                                     State of Florida
                                                     My commission expires:
                                                     My commission number:

                                    LEASE

       THIS LEASE AGREEMENT, made and entered into this 1st day of April, 1981, by and between EARL R. GAMER, as party of the first part and hereinafter referred to as the "Lessor," and CLEWISTON NATIONAL BANK, a national banking association existing under the laws of the United States of America, as party of the second part, and hereinafter referred to as the "Lessee." The Lessor and Lessee, each in consideration of the agreements to be performed by the other, hereby agree:

       1. Property and Term: The Lessor hereby leases to the Lessee the real property in Clewiston, Hendry County, Florida, described as:

       Lots 21, 22, 23 and 24, Block 167, General Plan of Clewiston, Florida, as revised September 7, 1937, according to plat thereof recorded in Plat Book 2, pages 71-78, inclusive, Public Records of Hendry County, Florida.

for a term of fifteen (15) years beginning on April 1, 1981, and ending March 31, 1996.

       2. Rent: The Lessee will pay to the Lessor the sum of $700.00 per month in advance during the first five (5) years of this Lease. Commencing April 1, 1986, and for the next ensuing five (5) years, Lessee will pay Lessor as monthly rent under this Lease the sum of $700.00 per month increased by the same percentage which the Consumer Price Index has increased between 1980 and 1985, both inclusive, or $100.00, whichever is less, plus the sum of $100.00; provided the maximum monthly rental shall not exceed the sum of $900.00.

              Commencing April 1, 1991, and for the next ensuing five (5) years, Lessee will pay Lessor as monthly rent the sum of $700.00 per month, increased by the same percentage which the Consumer Price Index has increased between the years 1980 and 1990, both inclusive, or the sum of $200.00, whichever is less, plus the sum of $200.00; provided the total monthly rental shall not exceed the sum of $1,100.00.

              In addition to the foregoing, Lessee will pay Lessor the Florida state sales tax due on said rental, if applicable. As used in this Paragraph, the Consumer Price Index shall mean the Consumer Prices for all items as published by the U.S. Department of Commerce, Bureau of Economic Analysis (1967 = 100).

       3. Use: The parties agree that at the commencement of this Lease the property is unimproved. The Lessee shall have the right to construct a building for a branch office of its bank, including drive-in teller facilities, all in accordance with the plans and specifications attached hereto as Exhibit A and by reference made part hereof. Lessee shall have the right to further expand the office and drive-in facility during the lease term without the consent of the Lessor. The parties agree that the branch office building and drive-in facilities will become part of the real estate and will remain the property of the Lessor at the end of the lease term or extension thereof. The parties agree that all of the equipment, fixtures and advertising signs installed on the leased premises will not become part of the real estate, but will remain the property of the Lessee. The Lessor will have no responsibility for the maintenance or repair of any improvements placed on the property by the Lessee. In event of termination or expiration of this Lease, the Lessee will have a reasonable time after such termination or expiration within which to remove its equipment, fixtures and advertising signs. Lessee will make no unlawful, improper or offensive use of the leased property.

       4. Liens or Encumbrances: The parties agree that the interest of the Lessor shall not be subject to liens for improvements made by the Lessee, and such liens are hereby specifically prohibited. All persons dealing with the Lessee in connection with the premises or furnishing labor, services or material for improvements upon the premises shall be bound by the provision herein contained. Should a Claim of Lien be filed in the Public Records against the leased premises for improvements made by Lessee. Lessee shall cause same to be removed from the Public Records within forty-five (45) days of the filing thereof either by payment or transferring said Claim of lien to a bond.

       5. Real Property and Drainage Taxes: During the term of this Lease, the Lessee will pay all ad valorem real property taxes and drainage taxes levied against the property whether such taxes be imposed against the land or the improvements placed thereon and whether imposed against the Lessor's property or Lessee's property. Said ad valorem real property taxes and drainage taxes for the year 1981 and the ending year of the Lease will be prorated.

       6. Assignment or Sub-Leasing: No assignment of this Lease or sub-leasing of any part of the leased property, by the Lessee or any assignee or sub-lessee, shall be valid without the written consent of the Lessor, but that consent shall not reasonably be withheld. No assignment or subleasing shall relieve the assignor or sub-lessor of any obligation under this Lease. Each Assignee or sub-lessee shall, by assuming that status, become obligated to perform every agreement of this Lease to be performed by the Lessee; except that a sub-lessee shall be obligated to perform them only in so far as they relate to that part of the property sub-leased and the rent required by the sublease, and shall be obligated to pay directly to the Lessor only after default in payment by the sub-lessor and written demand from the Lessor to pay rent directly to the Lessor.

       7. Insurance: The Lessee will carry public liability Insurance with limits of liability of $100,000/$300,000/$25,000, insuring the Lessor and the Lessee against liability by reason of injury to persons or damage to property occurring on the premises, and the Lessee will furnish Lessor with a certificate showing that such coverage is in effect. The Lessee will carry fire and extended coverage insurance on the building and drive-in facility in a sum equal to the full insurable value. Said fire and extended coverage policy shall show Lessor as an additional insured to the extent of his interest in the building and drive-in facilities.

       8. Lessee's Covenants: The Lessee covenants and agrees to pay the rental specified without demand to the Lessor at the address stated herein; to comply with all applicable rules and regulations of any governmental or municipal authority; to pay for all utilities and other services furnished to the premises; not to permit any lien to arise or to be created against the premises by reason of any act or thing done by the Lessee; to pay all ad valorem real property taxes and drainage taxes levied against the property; to save the Lessor harmless from any liability and damage by reason of injury to personal property upon the premises; and to quit and surrender the premises at the end of the term or any extension thereof.

       9. Lessor's Covenants: The Lessor covenants and agrees that he is lawfully seized of the premises and that the Lessee will have peaceful, undisputed possession and quiet enjoyment of the premises during the term of this lease or any extension thereof.

       10. Addresses: All rent payable and notice given under this Lease to the Lessor shall be paid and given at 112 Lake Avenue, Lake worth, Florida 33460, or at such other place as the Lessor shall specify in writing. All notices given under this Lease to Lessee shall be given at 940 West Ventura Avenue, Clewiston, Florida 33440. All notices given under this Lease to any assignee or sub-lessee of the Lessee shall be given at the leased premises. Any notice properly mailed by certified mail, postage and fee prepaid, shall be deemed delivered when mailed, whether received or not.

       11. Remedies for Breach of Agreement: If either the Lessor or the Lessee shall fail to perform, or shall breach any agreement of this Lease, for ten (10) days after a written notice specifying the performance required shall have been given to the party failing to perform, the party so giving notice may institute action in a court of competent jurisdiction to terminate this Lease or to compel performance of the agreement, and the prevailing party in that litigation shall be paid by the losing party all expense, including a reasonable attorney's fee and court costs. In the event the performance required to remedy the breach will by its nature take longer than ten (10) days, and the party whose performance is required shall commence a bona fide effort to remedy the breach within said ten (10) day period, then, in that event, there shall be no breach hereunder so long as said bona fide effort is continued and completed as expeditiously as possible.

       12. Option to Renew: Lessee shall have the option to renew this Lease for an additional five (5) year term by giving lessor at least sixty (60) days written notice prior to the expiration of this Lease. The Lease shall be renewed on the same terms and conditions as the initial fifteen (14) year term, but there shall be no further option to renew. Commencing on April 1, 1996, and for the next ensuing five (5) years, Lessee will pay Lessor as monthly rent the sum of $1,000.00 per month, increased by the same percentage which the Consumer Price Index has increased between the years 1980 and 1995, both inclusive, or the sum of $300.00, whichever is less, plus the sum of $300.00; provided that the total monthly rental shall not exceed the sum of $1,600.00. Lessee shall also pay Lessor the Florida state sales tax on said rental, if applicable. The same Consumer Price Index used in Paragraph 2 of this Lease shall be used in this Paragraph.

       13. Right of First Refusal: In the event the Lessor receives a bona fide written offer to purchase the leased premises at any time during the initial fifteen (15) year term, or the five (5) year extension thereof, then Lessor shall offer to sell the leased property to the Lessee for the same price and terms and conditions as said bona fide written offer. A copy of said written offer shall be furnished to Lessee. Lessee shall have thirty (30) days within which to exercise his first right of refusal, and if it is not so exercised in writing within said thirty (30) day period said right shall expire and Lessor shall be free to sell said property on said same terms and conditions; provided, if said property is not sold to the person and firm who has made said bona fide offer on said same terms and conditions, then this first right of refusal shall not expire but shall continue in effect. Lessor shall have the right to sell the leased property to his relatives, and the right of first refusal given Lessee hereunder shall to apply to that sale and transfer.

       14. Effectiveness; The effectiveness of this Lease is conditioned upon Lessor furnishing the following documents in a form which are recordable in the Public Records of Hendry County, to-wit:

              (a) A written release of that certain Lease dated June 1, 1969, between MOLLY MANDAU, as Lessor and Rock & Stones, Inc., a Florida corporation as Lessee, which had a fifteen (14) year term; and

              (b) A reassignment of the above described Lease from National Biff-Burger System to Rocks & Stones, Inc.

       15. Miscellaneous: This Lease is executed in triplicate, each to be taken as an original. This Lease contains the entire agreement between the parties and there are no prior or agreements contemporaneous oral agreements between the parties pertaining to the subject matter of this Lease. There shall be no canon of interpretation against the Lessee by virtue of its having prepared this Lease. This Lease shall be binding upon the heirs, personal representatives, successors and assigns of the respective parties hereto.

       IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year first above written.

Witnesses as to Gamer:

----------------------------                 --------------------------------

----------------------------

Witnesses as to Lessee:                      CLEWISTON NATIONAL BANK



-------------------------------              By:
                                                 -----------------------------
-------------------------------                    Ival G. Combs
                                                   Executive Vice President


ATTEST:

-------------------------------
James Kulczy, Cashier

STATE OF FLORIDA
COUNTY OF HENDRY

       The foregoing instrument was acknowledged before me this 15th day of April, 1981, by Earl R. Gamer.

                                                   ----------------------------
                                                   Notary Public
                                                   State of Florida

My commission expires:

STATE OF FLORIDA
COUNTY OF HENDRY

       The foregoing instrument was acknowledged before me this ____ day of _______, 1981, by Ival G. Combs and James Kulczy, Executive Vice President and Cashier, respectively of Clewiston National Bank, a national banking association existing under the laws of the United States of America, on behalf of the association.

                                                    --------------------------
                                                    Notary Public
                                                    State of Florida

My commission expires:

Instrument prepared by:
JACK J. RAFTER, JR., ATTORNEY
208 West Ventura Avenue
Clewiston, Florida  33440

                                   RELEASE

KNOW ALL MEN BY THESE PRESENTS, that Rocks & Stones, Inc., a Florida corporation, for and n consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration paid by or on behalf of Molly Mandau, does hereby release, remise and quit claim unto Molly Mandau all of its interest in and to that certain unrecorded Lease dated June 1, 1969 wherein Molly Mandau was Lessor and Rocks & Stones, Inc., a Florida Corporation was Lessee on that certain Lease of a fifteen year (15) term covering the following described real property in Hendry County, Florida, to wit:

              Lots 21, 22, 23 and 24, Block 167, General Plan of Clewiston, Florida, as revised September 7, 1937, according to the plat thereof recorded in Plat Book 2, Pages 71-78, inclusive, Public Records of Hendry County, Florida.

       TO HAVE AND TO HOLD to Molly Mandau, her heirs, Personal Representative, Successors and Assigns forever.

       IN WITNESS WHEREOF Rocks & Stones, Inc., a Florida corporation, has caused these presents to be executed by its proper officers and its corporate seal to be affixed as of this 15th day of April, 1981.

Witnesses:                          ROCKS & STONES, INC., a Florida
                                    corporation

                                   By:
----------------------------          ---------------------------------------
                                           Billy H. Bryant, President
----------------------------



                                    Attest:

                                    ------------------------------------------
                                    Susan C. Bryant

STATE OF FLORIDA
COUNTY OF PALM BEACH

       The foregoing instrument was acknowledged before me this 15th day of April, 1981, by Billy H. Bryant, President and Susan C. Bryant, Secretary, respectfully of Rocks & Stones, Inc., a Florida corporation, on behalf of the corporation.

                                          -----------------------------------
                                          Notary Public
                                          State of Florida at Large

                               QUIT CLAIM DEED

       THIS QUIT CLAIM DEED, executed this 2nd day of March, 1981, by MOLLIE MANDAU, a single person, first party, to EARL R. GAMER, whose post office address is ________________________, second party:

       (Wherever used herein the terms "first party" and "second party" shall include singular and plural, heirs, legal representatives, and assigns of individuals, and the successors and assigns of corporations, wherever the context so admits or requires.)

       WITNESSETH, That the said first party, for and in consideration of the sum of $10.00 in hand paid by the said second party, the receipt whereof is hereby acknowledged, does hereby remise, release and quitclaim unto the said second party forever, all the right, title, interest, claim and demand which the said first party has in and to the following described lot, piece or parcel of land, situate, lying and being in the County of Hendry, State of Florida, to-wit:

       A certain parcel of land with the dimensions of 120 feet by 125 feet, located on Route 27 in the City of Clewiston, Florida, ALSO KNOWN as Lots Twenty-One (21), Twenty-two (22), Twenty-three (23) and Twenty-Four (24), Block One Hundred Sixty-Seven (167), of the GENERAL PLAN OF CLEWISTON, Florida, as revised September 7, 1937, according to the Plan thereof recorded in Plat Book 2, pages 71-78, inclusive, of the Public Records of Hendry County, Florida.

       TO HAVE AND TO HOLD the same together with all and singular the appurtenances thereunto belonging or in anywise appertaining, and all the estate, right, title, interest, lien, equity and claim whatsoever of the said first party, either in law or equity, to the only proper use, benefit and behoof of the said second party forever.

       IN WITNESS WHEREOF, The said first party has signed and sealed these presents the day and year first above written.

Signed, sealed and delivered in presence of:

------------------------            --------------------------
                                     Mollie Mandau
------------------------


STATE OF FLORIDA
COUNTY OF

       I HEREBY CERTIFY that on this day, before me, an officer duly authorized int he State aforesaid and int he County aforesaid to take acknowledgments, personally appeared MOLLIE MANDAU to me known to be the person described in and who executed the foregoing instrument and who acknowledged before me that she executed the same.

       WITNESS my hand and official seal in the County and State last aforesaid this 2nd day of March, 1981.

                                                  ------------------------------
                                                  Notary Public
                                                  State of

This instrument prepared by:
Ronald E. Young
2601 Tenth Avenue North, Suite 314
Lake Worth, Florida  33461